SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Addition Materials
[   ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                   AAON, Inc.
                                   ----------
                (Name of Registrant as specified in Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________
      2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________
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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________
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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
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         _______________________________________________________________________
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         _______________________________________________________________________
      4) Date Filed:
         _______________________________________________________________________

                                   AAON, INC.



                                    Notice of
                                 Annual Meeting
                                  May 28, 2003
                                       and
                                 Proxy Statement

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 2003


     Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2440 South Yukon, Tulsa, Oklahoma, on Wednesday, May 28, 2003, at 10:00 A.M. (Local Time), for the following purposes:

     1.   To elect three Class III Directors for terms ending in 2006; and
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                                           By Order of the Board of Directors

                                           /s/ John B. Johnson, Jr.
                                           -------------------------
                                           John B. Johnson, Jr.
                                           Secretary

April 15, 2003

                                   AAON, INC.
                                2425 South Yukon
                              Tulsa, Oklahoma 74107


                                 PROXY STATEMENT

         This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 28, 2003, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

         Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on March 31, 2003, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

         Directors are elected by a plurality vote and the three nominees who receive the most votes will be elected.

         Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by proxies, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the meeting.

         The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All Proxies received in advance of the meeting may be revoked prior to exercise.

         This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as the Company's 2002 Annual Report (which includes the Companys Annual Report on Form 10-K for the year ended December 31, 2002), will be first mailed to stockholders approximately April 22, 2003.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of March 31, 2003 (the record date), the Company had issued a total of 13,037,266 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

         The following table sets forth as of March 31, 2003, the aggregate number of shares of Common Stock of the Company owned by each person known by the Company to be the beneficial owner of more than 5% of the Company's Common
Stock:

                                                                   Percent
      Name and address               Number of shares                of
     of beneficial owner                   owned                    class
     -------------------              ---------------           -------------

 Norman H. Asbjornson                 2,489,699  (1)                 19.1
 2425 South Yukon
 Tulsa, Oklahoma 74107

 FMR Corp.                            1,130,975  (2)                  8.7
 82 Devonshire Street
 Boston, Massachusetts 02109

------------
(1) Includes 271,125 shares held under presently exercisable stock options. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 11,062 shares held by his IRA account and 7,245 shares under the Company's 401(k) plan.

(2) This share ownership information was provided by a representative of FMR Corp. A Schedule 13G dated February 14, 2003, discloses that FMR Corp. possesses the sole power to dispose or direct the disposition of the reported shares.

         The following table sets forth as of March 31, 2003, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by each director of the Company and by each executive officer whose 2002 salary and bonus exceeded $100,000, and by all directors and such officers as a group:

                                                                      Percent
Name and address of each Executive           Number of Shares           of
Officer and Names of Other Directors             Owned (1)             Class
------------------------------------         ----------------         -------

Norman H. Asbjornson (2)                       2,489,699 (4)            19.1
2425 South Yukon
Tulsa, Oklahoma 74107

Robert G. Fergus (3)                             159,727 (5)             1.2
2425 South Yukon
Tulsa, Oklahoma  74107

William A. Bowen                                 297,284 (6)             2.3

John B. Johnson, Jr.                              88,930 (7)(8)           (9)

Thomas E.  Naugle                                146,677 (7)             1.1

Anthony Pantaleoni                               195,051 (7)             1.5

Jerry E. Ryan                                     70,000 (7)              (9)

Charles C. Stephenson, Jr.                       507,248 (7)             3.9

Directors and named executive
 officers as a group (eight persons)           3,954,616 (10)           28.9

-------------

 (1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
 (2)  Mr. Asbjornson is a director and executive officer.
 (3)  Mr. Fergus is an executive officer of the Company.
 (4) Includes 271,125 shares issuable upon the exercise of stock options that are exercisable within 60 days. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him, except for 11,062 shares held by his IRA account and 7,245 shares under the Company's 401(k) plan.
 (5) Includes 6,750 shares issuable upon the exercise of a stock option and 5,760 shares under the Company's 401(k) plan.
 (6) Includes 56,875 shares issuable upon exercise of stock options exercisable within 60 days and 15,880 shares held by Mr. Bowen's IRA account.
 (7) Includes 61,875 shares issuable upon the exercise of stock options that are exercisable within 60 days.
 (8) Includes 27,055 shares held for the account of Mr. Johnson under a broker-administered retirement plan.
 (9)  Less than 1%.
(10) Includes 644,125 shares issuable upon the exercise of stock options that are exercisable within 60 days by all Executive Officers and directors.

                              ELECTION OF DIRECTORS

General

         The Board of Directors of the Company currently has seven members. The Company's Bylaws (the "Bylaws") divide the Board of Directors into three classes having staggered terms of three years each, with Classes III, I and II having terms expiring at the Annual Meeting of Stockholders in 2003, 2004 and 2005, respectively. The Company's Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to the Company not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

         It is intended that the names of the nominees listed below will be placed in nomination and that the persons named in the proxy will vote for their election. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

Nominees:
                     Class III - For Term to Expire in 2006
                     --------------------------------------

   Name                                         Age     Current Position
   ----                                         ---     ----------------
   Norman H. Asbjornson....................     67      President and Director
   John B. Johnson, Jr. ...................     69      Secretary and Director
   Charles C. Stephenson, Jr. .............     66      Director

Directors Continuing in Office:

                         Class I - Term Expires in 2004
                         ------------------------------

   Name                                         Age     Current Position
   ----                                         ---     ----------------
   Thomas E. Naugle...........................  64      Director
   Jerry E. Ryan .............................  60      Director


                         Class II - Term Expires in 2005
                         -------------------------------

   Name                                         Age     Current Position
   ----                                         ---     ----------------
   William A. Bowen .........................   73      Director
   Anthony Pantaleoni .......................   63      Director

Biographical Information

         Set forth below is a description of the background of each director and executive officer of the Company. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon reelection.

         Norman H. Asbjornson has served as President and a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2003 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company ("AAON-Oklahoma"), and AAON Coil Products, Inc., a wholly-owned subsidiary of the Company ("ACP").

         William A. Bowen served as Vice President-Finance of the Company from 1989 until 1999. He has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2005 annual meeting of stockholders.

         Robert G. Fergus, age 62, has served as Vice President of the Company since 1989. Mr. Fergus also serves as Vice President of AAON-Oklahoma.

         John B. Johnson, Jr., has served as Secretary and a director of the Company since 1989 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma and ACP. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Jones, Dornblaser, Coffman & Shorb, which serves as General Counsel to the Company.

         Thomas E. Naugle has served as a director of the Company since 1998 and currently serves in the class of directors whose terms expire at the 2004 annual meeting of stockholders. He is Chairman of the company's Audit Committee. From 1985 to present, Mr. Naugle has served as Chairman of the Board and/or President of Naugle & Co., a company engaged in the business of investments. From 1984 until 1999, he served as Chairman of the Board of Barrett Trailers, Inc., a manufacturer of trailers. Mr. Naugle serves on the Board of Directors of CIRCOR International, Inc., a publicly held international manufacturer of valves.

         Anthony Pantaleoni has served as a director of the Company since 1989 and currently serves in the class of directors whose terms expire at the 2005 annual meeting of stockholders. Mr. Pantaleoni has been a partner of Fulbright & Jaworski L.L.P. or a predecessor firm in New York, New York, since 1970. He also serves as a member of the Board of Directors of Universal Health Services, Inc., a publicly held hospital chain.

         Jerry E. Ryan was elected as a director by the Board in 2001. His term will expire at the 2004 annual meeting of stockholders. He is Chairman of the Company's Compensation Committee. From 1985 until January 2000, Mr. Ryan served as Chairman of the Board and CEO of Fintube Limited Partnership, a company based in Tulsa, Oklahoma, the business of which was manufacturing fintubes and pressure parts for electric power generation boilers. The company was sold to Lone Star Technologies of Dallas, Texas, in January 2000. Lone Star is a leading producer of oil country tubular goods and cold drawn specialty tubing. Mr. Ryan serves on the Board of Directors of Lone Star, a public company, and on the Board of Global Energy Equipment Group, Tulsa, Oklahoma, a publicly held global designer, engineer and fabricator of equipment for gas turbine power plants.

         Kathy I. Sheffield, age 50, became Treasurer of the Company in 1999 and Vice President in June, 2002. Ms. Sheffield was the Accounting Supervisor of the Company from 1989 to 1992, when she became Accounting Manager.

         Charles C. Stephenson, Jr., has served as a director of the Company since 1996 and currently serves in the class of directors who terms expire at the 2003 annual meeting of stockholders. Since 1987, Mr. Stephenson has served as Chairman of the Board of Vintage Petroleum, Inc., a publicly held company engaged in oil and gas production and exploration.

                    MEETINGS OF DIRECTORS AND AUDIT COMMITTEE

         The business of the Company is managed under the direction of its Board of Directors. The Board of Directors met four times during 2002, and each director participated in at least 75% of all Board and applicable committee meetings held last year. Actions taken by the Board of Directors outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting the Company.

         The Board of Directors has an audit committee, the functions, membership and activities of which are described below. In June, 2002, the Board established a compensation committee comprised of Mr. Ryan, Chairman, and Messrs. Naugle, Pantaleoni and Stephenson. Mr. Ryan is working with a consulting firm to gather information to be used by this committee in making recommendations regarding future compensation of management. The compensation committee had no meetings in 2002. The Board does not have a nominating committee.

         The Audit Committee provides the opportunity for direct communications between the Company's independent public accountants and the Board of Directors. The Audit Committee meets with the accountants to review their effectiveness during the annual audit and to discuss the Company's internal control policies and procedures. The Audit Committee and the independent public accountants met five times during fiscal year 2002. The members of the Audit Committee are Messrs. Naugle, Chairman, Pantaleoni, Ryan and Stephenson.

         A copy of the charter of the Audit Committee, as amended on February 11, 2003, is attached as Appendix A. Each member of the Audit Committee is "independent", as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards.

                             Audit Committee Report

March 25, 2003

To the Board of Directors of AAON, Inc.:

         We have reviewed and discussed with management the Companys audited financial statements as of and for the year ended December 31, 2002.

         We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

         We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                                Thomas E. Naugle, Chairman
                                                Anthony Pantaleoni
                                                Jerry E. Ryan
                                                Charles C. Stephenson, Jr.

                             EXECUTIVE COMPENSATION

         Compensation. The following table sets forth information as to the compensation of the executive officers of the Company whose annual salary and bonus exceeded $100,000.

                           Summary Compensation Table
------------------------ ----- -------------------------------- ------------ ------------
                                                                 Long-Term
                                     Annual Compensation        Compensation
------------------------ ----- --------- --------- ------------ ------------ ------------
                                                       Other     Securities
      Name and                                        Annual     Underlying    All Other
   Principal Position     Year   Salary    Bonus   Compensation Options/SARs Compensation
------------------------ ----- --------- --------- ------------ ------------ ------------
Norman H. Asbjornson      2002  $150,000  $ 50,000  $ 3,120 (1)      -0-      $ 7,245 (2)
President
                          2001  $150,000  $ 50,000  $ 3,613 (1)      -0-      $41,170 (2)

                          2000  $150,000  $ 50,000  $ 3,296 (1       -0-      $36,301 (2)


Robert G. Fergus          2002  $116,703  $ 16,000  $ 3,120 (1)      -0-      $ 6,955 (3)
Vice President
                          2001  $116,412  $ 10,000  $ 3,613 (1)      -0-      $ 5,109 (4)

                          2000  $111,330  $ 17,000  $ 3,296 (1)      -0-      $ 6,074 (3)
--------------

(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma.
(2) Includes (i) contributions to the Company's 401(k) plan by the Company in the amounts of $7,245, $7,319 and $6,799 for years 2002, 2001 and 2000, respectively, (ii) the estimated dollar value of the benefit to the executive officer from premiums paid by the Company on a reverse split dollar insurance policy on the life of the executive in the amounts of $33,760 and $29,414 for years 2001 and 2000, respectively, and (iii) medical reimbursement benefits of $91 and $88 in 2001 and 2000, respectively.
(3) Includes (i) contributions of $4,080 and $5,067 to the Company's 401(k) plan in 2002 and 2000, respectively, and (ii) medical reimbursement benefits of $2,875 and $1,007 in 2002 and 2000, respectively.
(4)  Contributions to the Company's 401(k) plan by the Company.

         Stock Options. No stock options were granted by the Company during 2002 to either of its named executive officers, and no stock options were "repriced" during the past year.

         The following table provides information on the value of each of the named executive officer's unexercised in-the-money options to acquire common stock at December 31, 2002.

                  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                                                                        Number of Securities     Value of Unexercised
                                                                       Underlying Unexercised        In-the-Money
                                                                              Options/              Options/SARs at
                                                                         SARs at FY-End (#)            FY-End ($)
                           Shares Acquired On                               Exercisable/              Exercisable/
      Name                     Exercise (#)       Value Realized ($)        Unexercisable           Unexercisable (1)
-------------------------  ------------------  ----------------------  ----------------------  -----------------------
Norman H. Asbjornson               -0-                    -0-              262,125/36,000          $4,033,283/$568,980

Robert G. Fergus                  5,000                $114,367              6,750/4,500             $85,388/$56,925

--------------

(1) Calculated based on the difference between the Nasdaq National Market closing price of Common Stock on December 31, 2002 (the last trading day of the year), of $18.43 and the exercise price of the option.

         The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

         The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

         Summary of All Existing Equity Compensation Plans. The following table sets forth information concerning the equity compensation plans of the Company as of December 31, 2002.

                      EQUITY COMPENSATION PLAN INFORMATION
                                                                                           Number of securities
                                                                                          remaining available for
                                    Number of securities                                   future issuance under
                                      to be issued upon          Weighted-average           equity compensation
                                         exercise of             exercise price of            plan [excluding
                                    outstanding options,       outstanding options,       securities reflected in
         Plan Category              warrants and rights         warrants and rights              column (a)]
--------------------------------- ------------------------- --------------------------- ----------------------------
                                             (a)                        (b)                          (c)
Equity compensation plans
approved by security holders (1)          1,227,543                    $5.33                      1,124,890

Equity compensation  plans  not
approved by security holders(2)                -                          -                           -
                                        -------------                ---------                  -------------
Total                                     1,227,543                    $5.33                      1,124,890

-----------

(1) Consists of shares covered by the Company's 1992 Stock Option Plan, as amended.

(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

         Compensation of Directors. Directors of the Company are paid a fee of $2,500 per Board meeting attended and they are reimbursed for out-of-pocket expenses incurred in attending such meetings. In addition, the Company has granted persons who are newly elected Directors of the Company an option to purchase 61,875 shares (adjusted for stock splits) of the Company's Common Stock, which options fully vest on the first anniversary of the date of grant. Messrs. Asbjornson, Bowen, Johnson and Pantaleoni were also granted 61,875 share options in 1997, five years after their original grants.

                        REPORT ON EXECUTIVE COMPENSATION

         General. The entire Board of Directors is responsible for (i) oversight and administration of executive compensation, (ii) review of the Company's overall compensation program and (iii) administering the Company's Stock Option Plan. However, Messrs. Asbjornson and Bowen abstain from voting on their compensation. There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

         Compensation Process and Philosophy. Historically, there have been two major components to the Company's executive officer compensation: (i) base salary and (ii) option grants. The process used by the Board of Directors in determining executive compensation levels has been based upon the Board's subjective judgment of qualitative and quantitative factors. No specific weights have been previously assigned to the qualitative and quantitative factors in determining the compensation levels. The Board of Directors considers the recommendation of the Company's President with respect to the compensation level of the Company's executive officers, including the President. The Board of Directors ultimately determines the level of compensation for each of the Company's executive officers. The Board of Directors believes that compensation for the Company's employees, including the executive officers, must be in amounts sufficient to attract, retain and motivate key employees, while at the same time maintaining a close relationship to the Company's financial performance. The Board of Directors believes compensation decisions should be tied to individual performance and designed to encourage and reward employees for creating stockholder value. In addition, executive officers have a significant portion of their total compensation opportunity at risk, i.e., stock options. The Company's compensation philosophy is based on the following general principles: (i) employee compensation should reflect the financial success of the overall Company and the individual's performance and (ii) encourage all employees to invest in the Company's common stock to align their interests with the stockholders' interests in maximizing value. Because the Board believes that its executive officers currently have adequate stock option incentives, their added compensation last year took the form of bonuses.

         The Company now has a compensation committee which will make recommendations regarding future compensation of management.

         Salaries and Bonuses. Mr. Asbjornson's annual salary in 2002 was $150,000 and he was paid a bonus of $50,000 last year. Performance factors considered in setting Mr. Asbjornson's compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

         Mr. Fergus' annual salary increased slightly from $116,412 in 2001 to $116,703 in 2002 and he was paid a bonus of $16,000 last year. Mr. Fergus' 2002 compensation was predicated on his efforts in reducing direct labor by implementation of improved manufacturing methods and his overall job performance.

         Mr. Bowen's annual rate of compensation has been $38,564 since December 1, 1997. Additionally, the Company made 401(k) plan contributions to Mr. Bowen's account totaling $218 and paid him $841 of "profit sharing" in 2002.

         Messrs. Asbjornson and Fergus also participate in the Companys "profit sharing" plan ($3,120 each in 2002 contributed by the Company, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma), and Messrs. Asbjornson and Bowen received directors' fees in 2002.

Board of Directors:   Norman H. Asbjornson, William A. Bowen,
                      John B. Johnson, Jr.,  Thomas E.  Naugle,
                      Anthony Pantaleoni, Jerry E. Ryan and
                      Charles C. Stephenson, Jr.

                    BOARD OF DIRECTORS INTERLOCKS AND INSIDER
                     PARTICIPATION IN COMPENSATION DECISIONS

There were no reportable business relationships between the Company (or any other corporation that requires specific disclosure under this heading) and the members of the Board of Directors in 2002.

                             STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return of the Company, NASDAQ US and its peer group named below. The graph assumes a $100 investment at the closing price on January 1, 1997, and reinvestment of dividends on the date of payment without commissions. This table is not intended to forecast future performance of the Companys common stock.

                 Comparison of Five-Year Cumulative Total Return
                   Among AAON, Inc., NASDAQ US and Peer Group*

              1997       1998        1999       2000        2001        2002

AAON, INC.    $100     $123.15     $190.10     $233.90     $485.38     $548.36
NASDAQ US     $100     $140.99     $262.00     $157.59     $125.05     $ 85.83
PEER GROUP    $100     $ 98.24     $ 94.98     $ 99.12     $131.41     $132.52

     *The peer group consists of American Standard Companies, Fedders Corp., Lennox International, Inc., Mestek, Inc., Nortek, Inc., and York International Corp., all of which are in the business of manufacturing air conditioning and heat exchange equipment.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 4 furnished to the Company during its most recent fiscal year, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                         INDEPENDENT PUBLIC ACCOUNTANTS

At a meeting held on June 20, 2002, the Audit Committee of the Board of Directors of the Company approved the engagement of Ernst & Young LLP ("E&Y") as its independent auditors for the fiscal year ending December 31, 2002, to replace the firm of Arthur Andersen LLP ("AA") which was dismissed as auditors of the Company effective June 20, 2002. The reports of Arthur Andersen on the Company's financial statements for the previous two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2000 and 2001, and in the subsequent interim period, there were no disagreements with AA on any matter of accounting principles or practices, financial statements disclosure or auditing scope and procedures which, if not resolved to the satisfaction of AA, would have caused AA to make reference to the matter in its report. The Company requested AA to furnish a letter addressed to the Commission stating whether it agreed with the above statements. A copy of AA' letter, dated June 25, 2002, stating that it had no disagreements with such statements was filed as Exhibit 1 to the Company' Form 8-K of the same date.

The Board of Directors has selected E&Y as the independent auditors of the Company for the fiscal year ending December 31, 2003. Representatives of E&Y are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

                              Fees and Independence

Audit Fees. E&Y billed the Company an aggregate of $86,600 for professional services rendered for the audit of the Company's financial statements for the year ended December 31, 2002, and its reviews of the Company's financial statements included in its Form 10-Q's for the second and third quarters of 2002. Prior to the dismissal of AA, the Company paid AA $4,500 for services rendered in conjunction with the review of the Company's financial statements included in its Form 10-Q for the first quarter of 2002.

Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2002, neither E&Y nor AA provided any services in connection with financial information systems design and implementation.

All Other Fees. No other fees were billed by E&Y or AA to the Company during 2002.

The Audit Committee of the Board of Directors has determined that the provision of services by E&Y described above is compatible with maintaining E&Y's independence as the Company's principal accountant.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2004 Annual Meeting and to be included in the Company's Proxy Statement must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 29, 2003.

However, a stockholder who otherwise intends to present business at the 2004 Annual Meeting of stockholders, including nominations of persons to the Company's Board of Directors, must also comply with the requirements set forth in the Company's Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for the Company's Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of the Company not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding Annual Meeting. Thus, a notice of a stockholder proposal or nomination for the 2004 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8, will be untimely if given before February 27, 2004, or after March 26, 2004. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed between February 27, 2004, and March 26, 2004. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.


                                  OTHER MATTERS

Management knows of no business which will be presented at the 2003 Annual Meeting other than to elect directors for the ensuing year.

The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.


                                             By Order of the Board of Directors

                                             /s/ Norman H. Asbjornson
                                             ---------------------------
                                             Norman H. Asbjornson
                                             President


April 15, 2003

                                   Appendix A

                                   AAON, INC.

                             Audit Committee Charter
                      -------------------------------------
                        (As amended on February 11, 2003)

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee (exclusive of director fees) from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of NASDAQ listing standards. All committee members shall be financially literate and, preferably, at least one member will be a financial expert.

Purpose

The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: the integrity of the Company's financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of Company's independent auditors; the independent auditor's qualifications and independence; and the Company's compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company.

In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of its activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The committee may delegate pre-approval authority to a member of the audit committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

At least annually, the committee shall obtain and review a report by the independent auditors describing:

o    The auditors' internal quality control procedures.
o Any material issues raised by the most recent internal quality control review, or peer review, of the auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.
o All relationships between the auditors and the Company (to assess the auditor's independence).

The committee shall discuss with the independent auditors the overall scope and plans for its audit, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor and manage business risks, and legal and ethical compliance programs.

The committee shall meet separately periodically with management and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management's response.

The committee shall receive regular reports from the independent auditors on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management assertion.

The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The committee shall receive reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

The committee shall perform an evaluation of its performance at last annually to determine whether it is functioning effectively.


AAON, Inc.                                           PROXY
                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
2425 South Yukon
Tulsa, Oklahoma 74107      The undersigned stockholder of AAON, Inc., a Nevada corporation, hereby constitutes and appoints John B. Johnson, Jr., and Thomas E.
                           Naugle, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the
                           Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 2440 South Yukon Avenue,
                           Tulsa, Oklahoma, on Wednesday, May 28, 2003, at 10:00 a.m. (Local
                           Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.



1. Election of Directors:  FOR each of the nominees listed below             WITHHOLD AUTHORITY
                           (except as shown to the contrary below) |_|       to vote for all nominees listed below |_|

         Norman H. Asbjornson, John B. Johnson, Jr., and Charles C. Stephenson, Jr., for terms ending in 2006.

(INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name on the space provided below.)
_________________________________________________________________________________________________________________________

2. In their discretion, upon any other matters as may properly come before the meeting.

                                                      (over)


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all three of management's nominees for director.

         The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy
Statement accompanying the same, both dated April 15, 2003.

Dated:                       , 2003
         --------------------                    ------------------------------------------------------------

                                                 ------------------------------------------------------------

                                                 (Please sign exactly as your name appears at left. When
                                                 shares are held in the names of two or more persons, all
                                                 should sign individually. Executors, administrators,
                                                 trustees, etc., should so indicate when signing. When shares are held in the name of a corporation, the name of the
                                                 corporation should be written first and then an authorized officer should sign on behalf of the corporation, showing
                                                 the office held.)

                                                 PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD
                                                 PROMPTLY, USING THE ENCLOSED ENVELOPE.


                                                      (over)